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                                              Funds for the Informed InvestorSM

Supplement dated March 17, 1999 to the FMA Small Company Portfolio Institutional and Institutional Service Class Prospectuses dated February 16, 1999

FMA Small Company Portfolio (the "Portfolio") may buy and sell derivatives, including futures and options. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

 . Fails to predict correctly the direction in which the underlying asset or economic factor will move.

 . Judges market conditions incorrectly.

 . Employs a strategy that does not correlate well with the investments of the portfolio.